UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 27, 2007 Date of Report (Date of earliest event reported)

NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32829	20-2786071
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

11 Wall Street
New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 656-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

            On March 27, 2007, NYSE Group, Inc. (“NYSE Group”) and Euronext N.V. (“Euronext”) issued a joint press release announcing that the French market regulator Autorité des Marchés Financiers (the “AMF”) had published the preliminary results of the exchange offer by NYSE Euronext, Inc. (“NYSE Euronext”), through its indirect wholly-owned subsidiary NYSE Euronext (Holding) N.V., for all outstanding shares of Euronext. The joint press release is attached as Exhibit 99.1 hereto.

            The exchange offer expired on March 21, 2007. From February 15, 2007 to March 21, 2007, 102,897,398 Euronext shares were tendered representing 91.4% of Euronext’s share capital and 92.2% of the voting rights. Settlement and delivery with respect to tendered Euronext shares, as well as the admission of the NYSE Euronext common stock to trade on Euronext Paris and on the NYSE, will take place before the start of trading on April 4, 2007.

            The AMF will publish the definitive results of the offer on March 30, 2007. Within ten trading days of that date, the offer will be reopened for ten trading days for shareholders who have not yet tendered their shares and who wish to participate in the subsequent exchange offer. The terms of this subsequent offer period will be identical to the initial offer.

            Euronext shareholders are urged to read the offering materials filed by NYSE Euronext and Euronext, which contain important information about the exchange offer.

            The French offering materials, which include NYSE Euronext’s French offer document (note d’information registered under No.07-018 on January 18, 2007)), Euronext’s French response document (note en réponse registered under No.07-019 on January 18, 2007), NYSE Euronext’s French registration statement (document de base registered under No.I.06-184 on November 30, 2006) and the two separate updates on the characteristics of NYSE Euronext. and Euronext dated February 14, 2007, have been filed with the AMF in France and are available on the AMF’s website at www.amf-france.org or on Euronext’s website at www.euronext.com.

            The U.S. offering materials, which include NYSE Euronext’s registration statement on Form S-4 (Registration No. 333-137506) and a related prospectus dated February 15, 2007 have been filed with the U.S. Securities and Exchange Commission (the “SEC”) are available on the SEC’s website at www.sec.gov and on www.nyse.com. U.S. holders of Euronext shares should read the prospectus as opposed to the French offering materials.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 27, 2007, entitled “NYSE Euronext offer for
Euronext shares is successful: Euronext shareholders tender 91.4% of their shares in the friendly offer initiated by NYSE Euronext.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE GROUP, INC.

Dated: March 28, 2007	By: /s/ Rachel F. Robbins
Name: Rachel F. Robbins
Title: Executive Vice President and
General Counsel

Cautionary Note Regarding Forward-Looking Statements

            Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. NYSE Group, Inc. (“NYSE Group”), Euronext N.V. (“Euronext”) and NYSE Euronext, Inc. (“NYSE Euronext”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated revenue and cost synergies, NYSE Euronext’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s and NYSE Euronext’s filings with the U.S. Securities Exchange Commission (the “SEC”), including NYSE Group’s Report on Form 10-K for the fiscal year ending December 31, 2006 which are available on NYSE Group’s website at and the SEC’s website at SEC's Web site at www.sec.gov, in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets) in The Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at www.euronext.com and in the offering materials filed by NYSE Euronext and Euronext with the AMF, which are available on the AMF website at www.amf-france.org. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Pending Transaction

            In connection with the pending business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, has filed a registration statement (“document de base”) with the Autorité des marchés financiers (AMF) in France, registered on 30 November, 2006 under number I.06-184, for the purpose of listing its shares on Eurolist by Euronext. NYSE Euronext’s registration statement is available on the websites of the AMF (www.amffrance. org) and Euronext (www.euronext.com) and may be obtained free of charge from Euronext. In addition, in connection with NYSE Euronext’s exchange offer for Euronext shares, NYSE Euronext has filed an offer document ("note d'information") and Euronext has filed a response document ("note en réponse") with the AMF in France.

            On January 18, 2007, the AMF cleared the exchange offer and issued visa no. 07-018 on NYSE Euronext’s document and visa no 07-019 on Euronext’s document. On February 14, 2007, NYSE Euronext also filed with the AMF an update on the legal, financial and accounting information concerning NYSE Euronext, which also contains legal, financial and accounting information concerning NYSE Euronext (Holding). On the same date, Euronext filed with the AMF an update on the legal, financial and accounting information concerning Euronext. These offering materials are available on the website of the AMF (www.amf-france.org). The NYSE Euronext exchange offer documents may also be obtained free of charge from the presenting banks, namely Citigroup Global Markets Limited, Société Générale and JPMorgan and Euronext exchange offer documents are available on the website of Euronext (www.euronext.com) and may be obtained free of charge from Euronext.

EURONEXT SHAREHOLDERS ARE URGED TO READ THE OFFERING MATERIALS FILED BY NYSE EURONEXT AND EURONEXT WITH THE AMF BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE OFFER.

            NYSE Euronext has filed with the SEC a Registration Statement on Form S-4 (File No. 333-137506) (the “Form S-4”) that includes a form of proxy statement of NYSE Group, shareholder circular of Euronext, and exchange offer prospectus, each of which constitutes a prospectus of NYSE Euronext. The SEC declared the Form S-4 effective on November 27, 2006. NYSE Euronext and NYSE Group have filed other publicly available relevant documents concerning the proposed transaction with the SEC.

            On February 16, 2007, NYSE Euronext filed a definitive exchange offer prospectus, dated February 15, 2007 (the “exchange offer prospectus”), meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. No offering of securities in the United States shall be made except by means of such prospectus.

U.S. HOLDERS OF EURONEXT SHARES ARE URGED TO READ THE EXCHANGE OFFER PROSPECTUS BECAUSE THIS DOCUMENT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED EXCHANGE OFFER.

            U.S. Holders of Euronext shares may obtain a free copy of the Form S-4, the exchange offer prospectus and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC's Web site at www.sec.gov.

            This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.